SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

NASSDA CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NASSDA CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Tuesday, February 25, 2003
10:00 a.m.

TO OUR STOCKHOLDERS:

The 2003 Annual Meeting of Stockholders of Nassda Corporation will be held on Tuesday, February 25, 2003, at 10:00 a.m. at the Company’s new executive offices at 2650 San Tomas Expressway, Santa Clara, California 95051 for the following purposes:

1.	To elect two (2) Class I directors to serve for a three-year term;

2.	To ratify the appointment of Deloitte & Touche LLP as our independent accountants for the fiscal year ending September 30, 2003;

3.	To ratify the option grant limitations contained in our 2001 stock option plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended; and

4.
To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Stockholders who owned shares of our stock at the close of business on Wednesday, January 15, 2003 are entitled to attend and vote at the meeting. A complete list of these stockholders will be available during normal business hours for ten (10) days prior to the meeting at our current headquarters located at 2975 Scott Blvd., Suite 110, Santa Clara, California 95054. A stockholder may examine the list for any legally valid purpose related to the meeting. The list also will be available during the annual meeting for inspection by any stockholder present at the meeting.

Whether or not you plan to attend the annual meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in the accompanying reply envelope. You also may be able to submit your proxy over the Internet or by telephone. For specific instructions, please refer to the information provided with your proxy card.

For the Board of Directors of
NASSDA CORPORATION

Sang S. Wang
Chief Executive Officer

Santa Clara, California
January 27, 2003

YOUR VOTE IS IMPORTANT

PLEASE SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

i

NASSDA CORPORATION

PROXY STATEMENT FOR THE
2003 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

The board of directors of Nassda Corporation, a Delaware corporation, is soliciting the enclosed proxy from you. The proxy will be used at our 2003 Annual Meeting of Stockholders to be held at 10:00 a.m. on Tuesday, February 25, 2003 at our new executive offices located at 2650 San Tomas Expressway, Santa Clara, California 95051.

This proxy statement contains important information regarding our annual meeting. Specifically, it identifies the proposals on which you are being asked to vote, provides information you may find useful in determining how to vote, and describes the voting procedures.

We use several abbreviations in this proxy statement. We may refer to our company as “Nassda.” The term “proxy materials” includes this proxy statement, as well as the enclosed proxy card and our Annual Report on Form 10-K for the year ended September 30, 2002.

We are sending the proxy materials on or about January 27, 2003 to all of our stockholders as of the record date, January 15, 2003. Stockholders who owned Nassda common stock at the close of business on January 15, 2003 are entitled to attend and vote at the annual meeting. On the record date, we had approximately 25,430,093 shares of our common stock issued and outstanding. We had 72 record stockholders as of the record date and we believe our common stock is held by more than 1,300 beneficial owners.

Voting Procedures

As a stockholder, you have the right to vote on certain business matters affecting our company. The three proposals that will be presented at the annual meeting, and upon which you are being asked to vote, are discussed in the sections entitled “Proposal One,” “Proposal Two” and “Proposal Three.” Each share of Nassda common stock you own entitles you to one vote. The enclosed proxy card indicates the number of shares you own. You can vote by returning the enclosed proxy card and proxy in the envelope provided, by using the Internet or by telephone as instructed in the proxy card or by attending the annual meeting.

Every stockholder voting on Proposal One to elect two (2) directors may cumulate such stockholder’s votes and give to one of the candidates to be elected a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such stockholder is entitled, or distribute the stockholder’s votes on the same principle among as many candidates as the stockholder thinks fit, provided that votes cannot be cast for more than the number of directors to be elected. No stockholder shall be entitled to cumulate votes unless such candidate’s name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the annual meeting, prior to the voting, of the intention to cumulate the stockholder’s votes. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

Methods of Voting

Voting by Mail.    By signing and returning the proxy card according to the enclosed instructions, you are enabling our Chief Executive Officer, President and Chief Financial Officer, who are named on the proxy card, as “proxy holders,” to vote your shares at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted even if you are unable to attend the meeting.

Your shares will be voted in accordance with the instructions you indicate on the proxy card. If you submit the proxy card, but do not indicate your voting instructions, your shares will be voted as follows:

•	FOR the election of the nominees for Class I director identified in Proposal One;

•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent accountants for the fiscal year ending September 30, 2003; and

•	FOR the ratification of the option grant limitations contained in the 2001 stock option plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

To reduce the expenses of delivering duplicate voting materials to our stockholders who may have more than one Nassda stock account, we are delivering only one set of the proxy statement and the annual report on Form 10-K for fiscal 2002 to certain stockholders who share an address unless otherwise requested. A separate proxy card is included in the voting materials for each of these stockholders. If you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request a separate copy of these materials at no cost to you. For future annual meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by calling us at (408) 562-9168 (prior to February 20, 2003) or (408) 988-9988 (after February 20, 2003) or by writing us at Nassda Corporation, 2975 Scott Boulevard, Suite 110, Santa Clara, California 95054 (prior to February 20, 2003) or 2650 San Tomas Expressway, Santa Clara, California 95051 (after February 20, 2003). You may receive an additional copy of Nassda’s Annual Report on Form 10-K for fiscal 2002 without charge or a copy of the exhibits to Nassda’s Annual Report on Form 10-K for fiscal 2002 for a reasonable fee by sending a written request to Nassda Corporation, 2975 Scott Boulevard, Suite 110, Santa Clara, California 95054 (prior to February 20, 2003) or 2650 San Tomas Expressway, Santa Clara, California 95051 (after February 20, 2003), Attn: Investor Relations or email to ir@nassda.com.

Voting Electronically via the Internet or by Telephone.    Stockholders whose shares are registered in their own names may vote either via the Internet or by telephone. Specific instructions to be followed by any registered stockholder interested in voting via Internet or by telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their voting instructions have been properly recorded.

If your shares are registered in the name of a bank or brokerage firm and you have not elected to receive your proxy statement over the Internet, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible stockholders who receive a paper copy of this proxy statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP’s program, your proxy card will provide instructions. If your proxy card does not reference Internet or telephone information, please complete and return the proxy card in the self-addressed, postage paid envelope provided. Stockholders who elected to receive the 2002 Proxy Statement and Annual Report over the Internet will be receiving an e-mail on or about January 27, 2003 with information on how to access stockholder information and instructions for voting.

Voting in Person at the Meeting.    If you plan to attend the annual meeting and vote in person, we will provide you with a ballot at the meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in your name, but if you wish to vote at the meeting, you will need to bring with you to the annual meeting a legal proxy from your broker or other nominee authorizing you to vote these shares.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the annual meeting. In order to do this, you may either:

•	sign and return another proxy bearing a later date;

•	vote on a later date by telephone or by using the Internet (only your latest telephone or Internet proxy is counted);

•	provide written notice of the revocation to Tammy S. Liu, our Secretary, prior to the time we take the vote at the annual meeting; or

•	attend the meeting and vote in person.

Quorum Requirement

A quorum, which is a majority of our outstanding shares as of the record date, must be present in order to hold the meeting and to conduct business. Your shares will be counted as being present at the meeting if you appear in person at the meeting or if you submit a properly executed proxy card.

Votes Required for Each Proposal

The vote required and method of calculation for the proposals to be considered at the annual meeting are as follows:

Proposal One—Election of Directors.    The two (2) Class I director nominees receiving the highest number of votes, in person or by proxy, will be elected as directors.

Proposal Two—Ratification of Deloitte & Touche LLP as Independent Accountants.    Ratification of Deloitte & Touche LLP as our independent accountants will require the affirmative vote of a majority of the shares present at the annual meeting, in person or by proxy.

Proposal Three—Ratification of Option Grant Limitations Contained in the 2001 Stock Option Plan.    Ratification of the option grant limitations in the 2001 stock option plan will require the affirmative vote of a majority of the shares present at the annual meeting, in person or by proxy.

You may vote either “for” or “withhold” your vote for the director nominee. You may vote “for,” “against,” or “abstain” from voting on the proposal to ratify Deloitte & Touche LLP as our independent accountants. You may vote “for,” “against,” or “abstain” from voting on the proposal to approve the option grant limitations contained in our 2001 stock option plan.

Abstentions and Broker Non-Votes

If you return a proxy card that indicates an abstention from voting in all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the annual meeting. Consequently, if you abstain from voting on the proposals to ratify the appointment of Deloitte & Touche LLP as our independent accountants or to ratify the option grant limitations contained in the 2001 Stock Option Plan, your abstention will have the same effect as a vote against the proposal.

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” routine matters but expressly instructing that the broker is NOT voting on non-routine matters. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of votes cast for or against a proposal. Your broker will have discretionary authority to vote your shares on each of the proposals, which are all routine matters. However, the New York Stock Exchange (the “NYSE”) has proposed new regulations that would prohibit brokers or other nominees that are NYSE member organizations from voting in favor of proposals relating to equity compensation plans unless they receive specific instructions from the beneficial owner of the shares to vote in that manner. This new rule may become effective before the meeting, in which case, for shares held through a broker or other nominee who is an NYSE member organization, your shares will only be voted in favor of Proposal Three if you have provided specific voting instructions to your broker or other nominee to vote your shares in favor of that proposal. See “Votes Required” following each proposal for further information.

Proxy Solicitation Costs

We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing and mailing of proxy materials. In addition, we may reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding these proxy materials to you. We expect our Chief Financial Officer and Secretary, Tammy S. Liu, to tabulate the proxies and act as inspector of the election.

Deadline for Receipt of Stockholder Proposals for 2004 Annual Meeting

As a stockholder, you may be entitled to present proposals for action at a forthcoming meeting if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission. Proposals of our stockholders intended to be presented for consideration at our 2004 annual meeting of stockholders must be received by us no later than September 29, 2003, in order that they may be included in the proxy statement and form of proxy related to that meeting.

The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the annual meeting. If you intend to submit a proposal at the 2004 annual meeting, which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, you must do so no later than September 29, 2003. If you fail to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2004 annual meeting.

Other Matters

Other than the proposals listed above, our board of directors does not intend to present any other matters to be voted on at the meeting. Our board of directors is not currently aware of any other matters that will be presented by others for action at the meeting. However, if other matters are properly presented at the meeting and you have signed and returned your proxy card, the proxy holders will have discretion to vote your shares on these matters to the extent authorized under the Securities Exchange Act of 1934, as amended.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

We have a classified board of directors currently consisting of two (2) Class I directors, Yen-Son Huang and Sang S. Wang; two (2) Class II directors, An-Chang Deng and Bernard Aronson; and one (1) Class III director, Edward C.V. Winn. The Class II and Class III directors will serve until our annual meetings of stockholders to be held in 2004 and 2005, respectively, and until their respective successors are duly elected and qualified or until their earlier resignation or removal.

The nominees for election at the annual meeting to Class I of the board of directors are Yen-Son Huang and Sang S. Wang. If elected, Drs. Huang and Wang will serve as directors until the annual meeting of stockholders in 2006, and until their successors are elected and qualified or until their earlier resignation or removal.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for election of Drs. Huang and Wang as the Class I directors. Drs. Huang and Wang currently serve as our directors. In the event Drs. Huang or Wang are unable or decline to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the present board of directors to fill the vacancy. We are not aware that Dr. Huang or Dr. Wang will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of Drs. Huang and Wang.

Vote Required

If a quorum is present and voting, the two (2) nominees receiving the highest number of votes will be elected to the board of directors. Abstentions are not counted in the election of directors. If you hold your shares through a broker, bank or other nominee and you do not instruct them how to vote on this proposal, your broker may have the authority to vote your shares.

Cumulative Voting

Every stockholder voting to elect a director may cumulate such stockholder’s votes and give to one of the candidates to be elected a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such stockholder is entitled, or distribute the stockholder’s votes on the same principle among as many candidates as the stockholder thinks fit, provided that votes cannot be cast for more than the number of directors to be elected. In their discretion, the proxy holders may, when voting for directors, cumulate the votes represented by the proxies received. No stockholder shall be entitled to cumulate votes unless such candidate’s name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the annual meeting, prior to the voting, of the intention to cumulate the stockholder’s votes. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

Information Concerning the Nominee and Incumbent Directors

The following table sets forth the name and age of the nominee and each of our other directors as of January 15, 2003, the principal occupation of each and the period during which each has served as our director. Information as to the stock ownership of each of our directors and all of our current executive officers as a group is set forth below under “Principal Stockholders.”

Name	Age	Position(s) with Nassda	Director Since
Class I nominees:
Yen-Son Huang	57	Director	2000
Sang S. Wang	57	Chairman, Chief Executive Officer and Director	1999
Class II directors:
Bernard Aronson	72	Director	2001
An-Chang Deng	47	President, Chief Operating Officer and Director	1998
Class III director:
Edward C.V. Winn	64	Director	2001

Yen-Son Huang has served on our Board of Directors since March 2000. Since August 2000, Dr. Huang has served as Chief Executive Officer and Chairman of the Board of Directors of ForteMedia, a developer and manufacturer of noise free communications chips and software. From April 1998 to July 2000, Dr. Huang served as Chief Executive Officer and Chairman of the board of directors of Novas Software, Inc., a logic debugging software company. From October 1997 to March 1998, Dr. Huang was a private investor and consultant. From June 1993 to September 1997, Dr. Huang served on the Board of Directors and in various management positions including Executive Vice President of Quickturn Design Systems, Inc., which was acquired by Cadence Design Software, Inc. in 1999. From January 1990 to June 1993 Dr Huang served as President of PiE Design Systems, Inc. Dr. Huang is a member of the board of directors of GRIC Communications, Inc., a provider of internet based mobile office communications services. Dr. Huang holds a B.S. and a M.S. in electrical engineering from Chaio-Tung University, Taiwan, and a Ph.D. in electrical engineering and computer science from Santa Clara University.

Sang S. Wang has served as our Chief Executive Officer and Chairman of the board of directors since April 1999. From March 1997 to March 1998, Dr. Wang served as Senior Vice President and Co-General Manager of the EPIC Technology Group of Synopsys, Inc. and as a member of the board of directors of Synopsys. From September 1986 to February 1997, Dr. Wang served as Chairman and Chief Executive Officer of EPIC Design Technology, Inc., a publicly traded electronic design automation software company that was acquired by Synopsys in February 1997. Prior to co-founding EPIC Design Technology, Dr. Wang was a member of the senior technical staff and manager of computer aided design at Advanced Micro Devices, Inc. Dr. Wang also serves as a member of the board of directors of Electronic Design Automation Consortium, an industry group. Dr. Wang holds a B.S. in electrical engineering from National Taiwan University, an M.S. in physics from Ohio State University and a Ph.D. in electrical engineering from Stanford University.

An-Chang Deng, one of our co-founders, served as our Chief Executive Officer from August 1998 to April 1999, Chief Financial Officer from August 1998 to September 2000 and President and Chief Operating Officer since August 1998. He has served on our board of directors since August 1998. From March 1997 to August 1998, Dr. Deng was Vice President of Research and Development of the EPIC Technology Group of Synopsys. From January 1992 to February 1997, Dr. Deng served as Vice President of Research and Development for EPIC Design Technology. From September 1989 to January 1992, Dr. Deng served as a developer of timing and analysis products at Cadence. From 1986 to September 1989, Dr. Deng was an assistant professor of electrical engineering at Texas A&M University. Dr. Deng holds a B.S. in electrical engineering from National Taiwan University, an M.S. in electrical engineering from the University of Notre Dame and a Ph.D. in electrical engineering and computer science from the University of California at Berkeley.

Bernard Aronson has served on our Board of Directors since December 2001. Mr. Aronson has served as President, Chief Executive Officer and a Director of Synplicity, Inc., an electronic design automation company, since July 1997. From February to July 1997, Mr. Aronson served as Senior Vice President and Co-General Manager of the EPIC Design Technology Group of Synopsys. From July 1991 to February 1997, Mr. Aronson served as President of EPIC Design Technology, and also served as a director of EPIC Design Technology from March 1992 to February 1997, until its merger with Synopsys. From March 1990 to April 1991, Mr. Aronson served as Executive Vice President of Zoran Corporation, a semiconductor company. Mr. Aronson holds a B.S. in Electrical Engineering from the City University of New York.

Edward C.V. Winn has served on our Board of Directors since August 2001. Mr. Winn is retired. From March 1992 until his retirement in January 2000, Mr. Winn served in various capacities with TriQuint Semiconductor, Inc., a gallium arsenide semiconductor company, most recently as Executive Vice President, Finance and Administration, and Chief Financial Officer. From 1985 until December 1991, he served in various capacities with Avantek, Inc., a microwave semiconductor corporation, most recently as Product Group Vice President. Mr. Winn is also a director of Endwave Corporation, a supplier of radio frequency subsystems for broadband and wireless access systems, and OmniVision Technologies, Inc., a developer of single chip image sensors. Mr. Winn received a B.S. in Physics from Rensselaer Polytechnic Institute and an M.B.A. from Harvard University.

There are no family relationships between any director or executive officer.

Vote Required and Board of Directors’ Recommendation

The nominees receiving the greatest number of votes of the shares present and entitled to vote at the annual meeting will be elected as directors. The board of directors has unanimously approved Yen-Son Huang and Sang S. Wang as its nominees and recommends that stockholders vote “FOR” the election of Drs. Huang and Wang.

Board and Committee Meetings

Our board of directors held five meetings during fiscal 2002. Our board of directors has standing audit and compensation committees. In January 2003, our board also established a nominating and governance committee. The board of directors as a whole and the compensation committee performed the functions of the compensation committee during fiscal 2002. All of our directors attended at least 75% of the meetings of the board of directors and any applicable committee held while they were members of our board of directors or the applicable committee.

Committee	Date of Inception	Members	Committee Functions	Meetings Held in 2002
Audit	2001	Bernard Aronson Yen-Son Huang Edward C.V. Winn	Reviews internal accounting procedures Appoints of independent accountants Reviews results of independent audit Determines investment policy and oversees its implementation	Four

Compensation	2001	Yen-Son Huang Edward C.V. Winn	Determines compensation of executive officers and directors Reviews general policies relating to compensation and benefits	One

Nominating and Governance	2003	Bernard Aronson Yen-Huang Edward C.V. Winn	Reviews compliance with ethics policies Recommends nomination of board members Oversees and evaluates board performance Evaluates composition, organization and governance of board and its committees	N/A

Director Compensation

Directors who are not employees receive automatic option grants under our 2001 director option plan. Each new nonemployee director is automatically granted an option to purchase 40,000 shares of our common stock at the time he or she is first elected to our board of directors. Each nonemployee director receives a subsequent option grant to purchase 20,000 shares of our common stock on October 1 of each year provided that he or she is a member of our board of directors on such date. Upon the effectiveness of the 2001 director option plan, each of our nonemployee directors was granted an option to purchase 20,000 shares of common stock at an exercise price per share of $11.00. All options granted under the director option plan are granted at the fair market value of our common stock as reported on the Nasdaq National Market on the date of the grant. The initial 40,000 share grants become exercisable at a rate of 1/3 of the shares one year after the date of grant and 1/36th of the shares per month thereafter. The subsequent 20,000 share grants become exercisable at the rate of 1/24th of the shares per month beginning with the thirteenth month following the date of grant.

Mr. Aronson received an option to acquire 66,666 shares of our common stock at $9.00 per share when he joined our board of directors pursuant to our 1998 stock option plan. In December 2001, at the time of our initial public offering, each of Messrs. Aronson, Huang and Winn received an option to purchase 20,000 shares of our common stock at $11.00 per share pursuant to our 2001 director option plan. On October 1, 2002, each of Messrs. Aronson, Huang and Winn received a subsequent option to purchase 20,000 shares of our common stock at an exercise price of $5.35 per share.

In January 2003, our board of directors also determined to provide cash compensation to members of the board for future meetings. Each nonemployee director will receive a cash retainer of $15,000 per year plus a fee of $1,000 per in-person meeting attended by the director. A fee of $500 will be paid for telephonic meetings. The chairman of our board of directors, if a nonemployee director, will receive an additional retainer of $20,000 per year. The chairmen of the audit, compensation and nominating and governance committees will receive additional retainers of $20,000, $10,000 and $10,000, respectively. Directors will also receive a fee of $1,000 per in-person committee meeting or $500 per telephonic meeting for participation in committee meetings. Directors will only receive one per-meeting fee for attendance at more than one board or committee meeting on the same day which immediately precedes or follows the second meeting.

Compensation Committee Interlocks and Insider Participation

Our compensation committee is responsible for determining salaries, incentives and other forms of compensation for directors, officers and other employees. Our compensation committee consists of Messrs. Huang and Winn. Dr. Wang, our chief executive officer, participates in all discussions and decisions regarding salaries and incentive compensation for all employees and consultants. He is excluded, however, from discussions regarding his own salary and incentive compensation. No interlocking relationship exists between any member of our compensation committee and any member of any other company’s board of directors or compensation committee.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The board of directors has selected Deloitte & Touche LLP, independent accountants, to audit our financial statements for the fiscal year ending September 30, 2003. We expect that a representative of Deloitte & Touche LLP will be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer any appropriate questions.

Audit Fees

Audit fees billed to us by Deloitte & Touche LLP totaled $230,751 for the audit of our consolidated annual financial statements for the fiscal year 2002 included in our Annual Report on Form 10-K and review of the financial statements included in our quarterly reports on Form 10-Q.

Financial Information Systems Design and Implementation Fees

We did not engage Deloitte & Touche LLP to provide advice to us regarding financial information systems design and implementation during the fiscal year ended September 30, 2002.

All Other Fees

Fees billed to us by Deloitte & Touche LLP during fiscal 2002 for all other services totaled $267,792, which includes $116,105 for tax related services, $94,662 for litigation support services and $52,025 for audit related services in connection with our initial public offering. Before selecting Deloitte & Touche LLP, the audit committee carefully considered Deloitte & Touche LLP’s qualifications as independent accountants. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, any issues raised by the most recent quality control review of the firm, as well as its reputation for integrity and competence in the fields of accounting and auditing. The audit committee’s review also included matters to be considered under the SEC’s rules regarding auditor independence, including the nature and extent of non-audit services, to ensure that the accountants’ independence will not be impaired. The audit committee expressed its satisfaction with Deloitte & Touche LLP in all of these respects. The audit committee of our board of directors has determined that the provision of services by Deloitte & Touche LLP other than for audit related services is compatible with maintaining the independence of Deloitte & Touche LLP as our independent accountants.

Vote Required and Board of Directors’ Recommendation

Stockholder ratification of the selection of Deloitte & Touche LLP as our independent accountants is not required by our bylaws or other applicable legal requirement. However, the board of directors is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee and the board of directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the board of directors at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

The affirmative vote of the holders of a majority of the shares of our common stock present or represented and voting at the annual meeting will be required to approve this proposal. The board of directors has unanimously approved this proposal and recommends that stockholders vote “FOR” the ratification of the selection of Deloitte & Touche LLP as independent accountants.

PROPOSAL THREE

RATIFICATION OF THE OPTION GRANT LIMITATIONS CONTAINED
IN THE 2001 STOCK OPTION PLAN

At the annual meeting, our stockholders are being asked to ratify the option grant limitations contained in our 2001 stock option plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. See “Option Grant Limitations” below for a description of the option grant limitations. We are asking for this ratification so that we may deduct for federal income tax purposes compensation in excess of $1 million that may be paid to certain of our executive officers in any single year. Compensation includes cash compensation as well as gains associated with the exercise of stock options pursuant to the 2001 stock option plan.

Our board of directors approved the 2001 stock option plan in August 2001, and our stockholders approved it in September 2001, prior to our initial public offering. Approval of this proposal will not change the 2001 stock option plan, but will merely allow us to take tax deductions associated with executive compensation, of which gains associated with exercise of stock options may be a significant component.

Options granted under the 2001 stock option plan are designed to qualify as “performance based” compensation within the meaning of Section 162(m) of the Internal Revenue Code. Pursuant to Section 162(m), we generally may not deduct for federal income tax purposes compensation paid to our chief executive officer or our four other highest paid executive officers to the extent that any of these persons receive more than $1 million in compensation in any single year. However, if the compensation qualifies as “performance based” for Section 162(m) purposes, we may deduct for federal income tax purposes the compensation paid even if such compensation exceeds $1 million in a single year. For the options granted under our 2001 stock option plan to qualify as “performance based” compensation under Section 162(m), stockholders must approve the option grant limitations contained within the 2001 stock option plan within three years following the year of our initial public offering.

The essential terms of the 2001 stock option plan are summarized below.

General

The purposes of the 2001 stock option plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to our employees, directors, and consultants, to promote the success of our business and to align the interests of eligible employees with those of stockholders.

From inception of the 2001 stock option plan through December 31, 2002, 5,496,101 shares of our common stock were reserved for issuance under our 2001 stock option plan. The number of shares reserved for issuance under the 2001 stock option plan automatically increases each October 1, the first day of our fiscal year, by an amount equal to the lesser of (i) 3,999,999 shares of our common stock; (ii) 5% of our outstanding shares of common stock on the last day of the prior fiscal year; or (iii) an amount determined by our board of directors. As a result of these annual increases, a maximum of 35,999,991 additional shares of common stock could be issued over the life of the 2001 stock option plan.

Administration

The 2001 stock option plan may be administered by our board of directors or by a committee of the board of directors. The administrator determines the terms of options granted, including the exercise price, the number of shares subject to option and the vesting schedule. The 2001 stock option plan currently is being administered by the board of directors and the compensation committee. No member of the board of directors who is either presently eligible or who has been eligible at any time within the preceding year to participate in the 2001 stock option plan may vote on any option to be granted to himself or take part in any consideration of the 2001 stock option plan as it applies to himself, however, these members of the board of directors may vote on any other matters affecting the administration of the 2001 stock option plan. The interpretation and construction of any provision of the 2001 stock option plan by the administrator is final and conclusive. Members of our board of directors or its committees receive no additional compensation for their services in connection with the administration of the 2001 stock option plan.

Eligibility

The 2001 stock option plan permits us to grant either incentive or nonqualified stock options to our employees, including officers and employee directors, to our consultants and nonemployee directors and to the employees, consultants and nonemployee directors of our designated subsidiaries. Incentive stock options may only be granted to employees, including officers and employee directors. The administrator selects the optionees and determines the number of shares subject to each option. In making its determination, the administrator considers the duties and responsibilities of the optionee, the value of the optionee’s services, the optionee’s present and potential contribution to our success and other relevant factors. There is a limit of $100,000 on the aggregate fair market value of shares subject to all incentive stock options which are exercisable in any calendar year by any employee. Option grants in excess of this $100,000 limitation are treated as nonqualified stock options.

Option Grant Limitations

Section 162(m) of the Internal Revenue Code limits the deductibility for federal income tax purposes of compensation paid to certain of our executive officers. In order to preserve our ability to deduct the compensation associated with options granted to such persons, the 2001 stock option plan provides that no employee may be granted, in any fiscal year, options to purchase more than 3,999,999 shares of our common stock. Notwithstanding this limit, in connection with such an individual’s initial employment, the individual may be granted options to purchase up to an additional 2,000,000 shares of our common stock.

Terms of Options

We enter into a written option agreement with each holder of options under the 2001 stock option plan. The general terms and conditions of the option grants which are contained in these option agreements and the 2001 stock option plan are described below.

(1)    Exercise of the Option; Form of Consideration.    The administrator determines when options granted under the 2001 stock option plan may be exercised. Generally, our options vest and become exercisable over four years. An option may be exercised by giving us a written notice of exercise that specifies the number of shares of common stock to be purchased and by paying the purchase price. Full payment may consist of any consideration and method of payment authorized by the administrator and permitted under the 2001 stock option plan, including cash, check, promissory note or surrender of shares of our common stock owned by the optionee for more than six months. An optionee also may make payment by a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to us an amount equal to the exercise price plus all applicable withholding taxes. Options may be exercised at any time prior to their termination, on or following the date such options are first exercisable. Any option may not be exercised for a fraction of a share.

(2)    Option Price.    The exercise price of options granted under the 2001 stock option plan is determined by the administrator. Notwithstanding the administrator’s discretion, the exercise price of incentive stock options granted to our employees may not be less than the closing price of our common stock on the date of grant as reported on the Nasdaq National Market, and the exercise price of incentive options granted to employees who own at the time of the grant more that ten percent of the voting power of all classes of our stock shall be no less than 110% of the fair market value per share as measured by the closing price of our common stock on the Nasdaq National Market on the date of grant.

(3)    Termination of Employment.    The 2001 stock option plan provides that if an optionee’s status as an employee of or consultant terminates for any reason other than death or disability, options may be exercised no later than the time specified in the option agreement or, if no time is specified, three months after the termination. Options may only be exercised to the extent the options were exercisable on the date of termination. The administrator may, however, accelerate the vesting of options and extend the period of exercisability beyond the 90 day period until a date not later than the expiration of the term of the option.

(4)    Death.    If an optionee dies while an employee or consultant, his or her options may be exercised for such time as specified in the option agreement unless the term of the option would require an earlier termination. In the absence of a specified time, the option will remain exercisable for 12 months to the extent exercisable on the date of death. The option may be exercised by the optionee’s estate or by a person who acquired the right to exercise the option by bequest or inheritance.

(5)    Disability.    If an optionee’s status as an employee or consultant is terminated due to disability, his or her options may be exercised within the period specified in the option agreement unless the term of the option would require an earlier termination. In the absence of a specified time, the option will remain exercisable for 12 months to the extent exercisable on the date of the disability.

(6)    Termination of Options.    Options granted under the 2001 stock option plan have a term determined by the administrator upon the grant of the options. The term shall be, and the options shall expire, no more than 10 years from the date of grant. However, incentive stock options granted to an optionee who, immediately before the grant of such option, owned more than 10% of the total combined voting power of all classes of our stock or a parent or subsidiary corporation, may not have a term of more than five years. No option may be exercised by any person after expiration.

(7)    Nontransferability of Options.    Unless determined otherwise by the administrator, options are not transferable by the optionee, other than by will or the laws of descent and distribution, and are exercisable only by the optionee during his or her lifetime. If the administrator makes an option transferable, the option may contain additional terms and conditions deemed appropriate by the administrator.

(8)    Rights Upon Exercise.    Until an option has been properly exercised, that is, proper written notice and full payment have been received, and a stock certificate evidencing the shares received on exercised has been issued, no rights to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned stock.

(9)    Other Provisions.    The option agreement may contain such other terms and provisions and conditions not inconsistent with the 2001 stock option plan as may be determined by the administrator.

Adjustment Upon Changes in Capitalization

In the event any change, such as a stock split or dividend, is made in our capitalization which results in an increase or decrease in the number of outstanding shares of common stock without our receipt of consideration, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of the proposed dissolution or liquidation of us, all outstanding options, to the extent not previously exercised, automatically terminate immediately prior to the consummation of such proposed action. The board of directors may, in its sole discretion, fix a date for termination of the option and give each optionee the right to exercise his or her option as to all or any part of the optioned stock, including shares as to which the option would not otherwise be exercisable.

If we merge with or into another corporation or sell all or substantially all of our assets, the surviving corporation or a parent or subsidiary of such successor corporation may assume the options under our 2001 stock option plan or substitute an equivalent option for those outstanding options. If the outstanding options are not assumed or substituted by the surviving corporation or a parent or subsidiary of such corporation, they shall become fully vested and exercisable by the optionees for a period of 15 days following receipt of a notice from us that the options were not assumed or substituted. In the event that the optionee does not exercise the options within that 15 day period, the options will terminate on the date of closing of the merger or sale of assets and will no longer be exercisable.

Amendment and Termination

The board of directors may amend the 2001 stock option plan at any time or may terminate it without approval of the stockholders, provided, however, that stockholder approval is required to the extent necessary and desirable to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or with Section 422 of the of the Internal Revenue Code of 1986, as amended. However, no action by the board of directors or the stockholders may alter or impair any option previously granted under the Plan without the consent of the optionee. In any event, the Plan will terminate in August 2011.

Tax Information

Options granted under the 2001 stock option plan may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code 1986 or nonstatutory stock options.

An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also our officer, director, or 10% stockholder. We will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

All other options that do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee will be subject to tax withholding. Upon resale of such shares by the optionee, any difference between the sales price and the optionee’s purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

We will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory stock option.

The foregoing is only a summary of the effect of federal income taxation upon the optionee with respect to the grant and exercise of options under the 2001 stock option plan, does not purport to be complete, and does not discuss the tax consequences of the optionee’s death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

Participation in the 2001 Stock Option Plan

The grant of options under the 2001 stock option plan to executive officers, including the officers named in the Summary Compensation Table, is subject to approval by the administrator. As of the date of this proxy statement, there has been no determination by the administrator with respect to future awards under the 2001 stock option plan. We did not grant any options to our current executive officers during fiscal 2002. Our nonemployee directors did not receive any grants under the 2001 stock option plan in fiscal 2002. During fiscal 2002 all employees as a group were granted options to purchase 1,181,000 shares of our common stock pursuant to the 2001 stock option plan.

As of January 15, 2003, options to purchase approximately 1,750,734 shares of our common stock were outstanding under our 2001 stock option plan with a weighted average exercise price of $9.35 per share. Options to purchase 2,666 shares of our common granted under our 2001 stock option plan have been exercised and approximately 3,742,701 shares are currently available for future grant.

The company’s board of directors unanimously recommends voting “FOR” the ratification of the terms of the 2001 stock option plan.

PRINCIPAL STOCKHOLDERS

The following table provides information relating to the beneficial ownership of our common stock as of January 15, 2003 by:

•	each stockholder known by us to own beneficially more than 5% of our common stock;

•	each of our executive officers named in the summary compensation table on page 17;

•	each of our directors; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined based on the rules of the Securities and Exchange Commission. The column captioned “Total Shares and Shares Underlying Exercisable Options Beneficially Owned” includes the number of shares of our common stock subject to options that are currently exercisable or will become exercisable on or before March 16, 2003, sixty (60) days from our record date for the Annual Meeting. The number of shares subject to options that each beneficial owner has the right to acquire on or before March 16, 2003 is listed separately under the column “Number of Shares Underlying Options.” These shares are not deemed exercisable for purposes of computing the beneficial ownership of any other person. Percent of beneficial ownership is based upon 25,430,093 shares of our common stock outstanding as of January 15, 2003. The address for those individuals for which an address is not otherwise provided is c/o Nassda Corporation, 2650 San Tomas Expressway, Santa Clara, California 95051. Unless otherwise indicated, we believe the stockholders listed have sole voting or investment power with respect to all shares, subject to applicable community property laws.

Name and Address	Number of Outstanding Shares Beneficially Owned	Number of Shares Underlying Options Exercisable on or before March 16, 2003	Total Shares and Shares Underlying Exercisable Options Beneficially Owned	Percentage of Outstanding Shares Beneficially Owned
Principal Stockholders
Andrei Tcherniaev (1)	1,353,834	225,967	1,579,801	5.32%
Walter Chan (2)	1,339,333	202,634	1,541,967	5.27
Iouri Feinberg (3)	1,333,000	179,301	1,512,301	5.24
Jeh-Fu Tuan (4)	1,107,166	195,273	1,302,439	4.35
Executive Officers and Directors
Sang S. Wang (5)	6,109,998	12,777	6,122,775	24.03
An-Chang Deng (6)	4,932,000	12,777	4,944,777	19.39
Tammy S. Liu (7)	744,000	6,388	750,388	2.93
John A. Yelinek (8)	200,000	31,944	231,944	*
Bernard Aronson	54,000	21,665	75,665	*
Yen-Son Huang	—	120,832	120,832	*
Edward C. V. Winn	—	27,222	27,222	*
All current executive officers and directors as a group (7 persons)	12,039,998	233,605	12,273,603	47.82%

*	Less than 1%
(1)	Includes 4,222 shares held by Dr. Tcherniaev as custodian for his son.
(2)
Includes 14,444 shares held by the Chan Children’s Trust for benefit of Mr. Chan’s children of which Mr. Chan is a trustee. Mr. Chan has voting and dispositive control over all such shares. Includes 40,000 shares held by Mr. Chan’s wife and 40,000 shares held by Mr. Chan’s wife as custodian for his sons.

(3)
Includes 11,979 shares held by the Feinberg Children’s Trusts for Benefit of Mr. Feinberg’s children of which Mr. Feinberg is a trustee. Mr. Feinberg has voting and dispositive control over all such shares.

(4)	Includes 4,444 shares held by the Tuan Children’s Trust for benefit of Dr. Tuan’s children of which Dr. Tuan is a trustee. Dr. Tuan has voting and dispositive control over all such shares.
(5)
Includes 96,668 shares which are subject to a right of repurchase at cost on or before March 16, 2003 in the event of Dr. Wang’s termination of employment. On April 7, 2003, the right of repurchase will lapse for 38,334 shares and the balance lapses at a rate of approximately 4,166 shares of common stock per month. Also includes 4,079,998 shares of common stock held by the Wang Living Trust for the benefit of Dr. Wang’s family of which Dr. Wang is a trustee. Dr. Wang has voting and dispositive control over all such shares.

(6)
Includes 81,668 shares which are subject to a right of repurchase at cost on or before March 16, 2003 in the event of Dr. Deng’s termination of employment. In April 2003, the right of repurchase will lapse for an aggregate of 13,334 shares. In May 2003, the right of repurchase will lapse for an additional 10,000 shares, and the right of repurchase will lapse for the balance of the shares at a rate of approximately 4,166 shares of common stock per month. Includes 16,000 shares held by Dr. Deng’s brother, 4,500 shares held by Dr. Deng’s brother-in-law and sister-in-law and 55,000 shares held by the Dr. Deng Children’s Trust for the benefit of Dr. Deng’s children of which Dr. Deng is a trustee. Dr. Deng has voting and dispositive control over all such shares. Includes 363,325 shares held by the An-Chang Deng Grantor Retained Annuity Trust of which Dr. Deng is a trustee and 265,850 shares held by the Mei-Chien Lu Grantor Retained Annuity Trust of which Dr. Deng is a trustee. Includes 265,850 shares held jointly by An-Chang Deng and Mei-Chien Lu as husband and wife. Dr. Deng has voting and dispositive control over all such shares.

(7)
Includes 261,250 shares which are subject to a right of repurchase at cost on or before March 16, 2003 in the event of Ms. Liu’s termination of employment. The right of repurchase lapses at a rate of approximately 13,750 shares per month.

(8)
Includes 41,667 shares which are subject to a right of repurchase at cost on or before March 16, 2003 in the event of Mr. Yelinek’s termination of employment. The right of repurchase lapses at a rate of approximately 4,166 shares per month.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth certain information regarding the compensation of our Chief Executive Officer and our three next most highly compensated executive officers for fiscal 2002 for services rendered in all capacities for the years indicated. Each of the named executive officers has agreed not to receive his or her salary in fiscal 2002 and 2003. See “—Employment Agreements and Change in Control Arrangements” on page 19.

Name And Principal Position	Fiscal Year	Annual Compensation					Long-Term Compensation Awards	All Other Compensation
Securities Underlying Options(#)
		Salary			Bonus/ Commission
Sang S. Wang Chief Executive Officer and Director	2002 2001 2000	$	— 154,167 98,333		$16,200 529,800 186,750	(1) (1)	— 26,666 200,000	$15,140 — 5,250	(2) (3)

An-Chang Deng President, Chief Operating Officer and Director	2002 2001 2000		— 147,500 98,333		17,667 488,700 162,750	(4) (4)	— 26,666 200,000	11,560 — 5,250	(2) (3)

Tammy S. Liu Chief Financial Officer	2002 2001 2000		— 135,000 3,462	(5)	13,500 416,500 23,538	(5) (5) (6)	— 13,333 680,000	11,627 — 3,000	(2) (3)

John A. Yelinek Vice President, Sales	2002 2001 2000		— 102,083 60,645		244,177 478,560 195,023	(7) (7) (8)	— 66,666 200,000	9,294 — 5,250	(2) (3)

(1)
Consists of bonuses earned in fiscal 2001 of which $273,900 was paid in fiscal 2002, and $255,900 is payable in fiscal 2003. A bonus of $16,200 was earned in fiscal 2002, of which $14,850 is payable in fiscal 2003 and $1,350 is payable in fiscal 2004.

(2)	Consists of health insurance benefits, life insurance premiums and personal benefits.
(3)	Consists of 401(k) matching contributions.
(4)
Consists of bonuses earned in fiscal 2001 of which $252,850 was paid in fiscal 2002, and $235,850 is payable in fiscal 2003. A bonus of $17,667 was earned in fiscal 2002, of which $667 was paid in fiscal 2002, $15,583 is payable in fiscal 2003 and $1,417 is payable in fiscal 2004.

(5)
Consists of bonuses earned in fiscal 2001 of which $215,750 was paid in fiscal 2002, and $200,750 is payable in fiscal 2003. A bonus of $13,500 was earned in fiscal 2002, of which $12,375 is payable in fiscal 2003 and $1,125 is payable in fiscal 2004.

(6)	Ms. Liu became our Chief Financial Officer in September 2000.
(7)
Includes sales commissions of $232,177 earned in fiscal 2002, $185,360 earned in fiscal 2001, and bonuses earned in fiscal 2001 of which $152,600 was paid in fiscal 2002, and $140,600 is payable in fiscal 2003, and bonuses earned in fiscal 2002 of which $11,000 is payable in fiscal 2003 and $1,000 is payable in fiscal 2004.

(8)	Includes sales commissions of $165,273 and a bonus of $29,750.

Option Grants in Fiscal 2002

During fiscal 2002, we granted options to acquire 1,938,654 shares of common stock to employees who are not executive officers and consultants under our stock option plans with a weighted average exercise price of $10.11. We also granted options to acquire 126,666 shares of common stock to our non-employee directors under our stock option plans with a weighted average exercise price of $9.95. We did not grant options to our executive officers during fiscal 2002.

The exercise price of the options we grant is equal to the fair market value of our common stock as measured by the closing sales price of our common stock in trading on the Nasdaq National Market on the date of grant. The fair market value of options granted prior to our initial public offering in December 2001 was determined by our board of directors. The exercise price may be paid by cash or check, promissory note or surrender of shares of our common stock owned by the optionee for more than six months. Alternatively, optionees may exercise their shares under a cashless exercise program. Under this program, the optionee may provide irrevocable instructions to sell the shares acquired on exercise and to remit to us a cash amount equal to the exercise price and all applicable withholding taxes. Generally, the options granted under our 2001 stock option plan vest as to 25% of the shares after one year and vest in equal monthly installments over a four year period, as long as the optionee continues to provide employment or consulting services to us for grants to new employees. Grants to current employees vest as to 10% of the shares after one year, 20% of the shares vest in monthly installments during the second year, 30% of the shares vest in monthly installments during the third year and 40% of the shares vest in monthly installments during the fourth year, as long as the optionee continues to provide employment or consulting services to us.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table provides information relating to option exercises by the executive officers identified in the Summary Compensation Table during fiscal 2002. In addition, it indicates the number and value of vested and unvested options held by these executive officers as of September 30, 2002.

The “Realized Value” on option exercises is equal to the difference between the fair market value of our common stock on the date of exercise less the exercise price. For exercises that occurred prior to our initial public offering in December 2001, we have assumed that the fair market value on the date of the exercise was equal to the initial public offering price of $11.00 per share. The “Value of Unexercised In-the-Money Options at September 30, 2002” is based on $5.22 per share, the closing sales price of our common stock in trading on the Nasdaq National Market on September 30, 2002, less the exercise price, multiplied by the aggregate number of shares subject to outstanding options.

	Shares Acquired on Exercise	Realized Value	Number of Securities Underlying Unexercised Options at September 30, 2002		Value of Unexercised In-the-Money Options at September 30, 2002
Name			Exercisable(#)	Unexercisable(#)	Exercisable	Unexercisable
Sang S. Wang	—	—	9,999	16,667	$19,198	$32,001
An-Chang Deng	—	—	9,999	16,667	$19,198	$32,001
Tammy S. Liu	—	—	4,999	8,334	$11,098	$18,501
John A. Yelinek	—	—	24,999	41,667	$55,498	$92,501

Equity Compensation Plan Information

The following table provides information as of September 30, 2002 about our common stock that may be issued upon the exercise of options and rights granted to employees, consultants or members of our Board of Directors under all existing equity compensation plans including the 1998 Stock Option Plan (which was terminated as to new grants in December 2001), the 2001 Stock Option Plan, the 2001 Employee Stock Purchase Plan and the 2001 Director Stock Option Plan.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)		(b)	(c)
Equity compensation plans approved by security holders	6,781,988	(1)	$4.06	3,655,413	(2)
Equity compensation plans not approved by security holders	—		$—	—

Total	6,781,988		$4.06	3,655,413

(1)
Of these shares of common stock, 5,540,988 shares were subject to outstanding options under the 1998 Stock Option Plan, 1,181,000 shares were subject to outstanding options under the 2001 Stock Option Plan and 60,000 shares were subject to outstanding options under the 2001 Director Stock Option Plan.

(2)
Of these shares of common stock, 2,818,999 shares remain available for future issuance under the 2001 Stock Option Plan, 206,667 shares remain available for future issuance under the 2001 Director Stock Option Plan and 629,747 shares of our common stock reserved for future issuance under our 2001 Employee Stock Purchase Plan

Employment Agreements and Change in Control Arrangements

In September 2000, we entered into an employment agreement with Tammy S. Liu, our Chief Financial Officer and Secretary. Pursuant to this agreement, Ms. Liu received an initial annual salary of $120,000. In addition, Ms. Liu received an option to purchase 660,000 shares of common stock pursuant to our 1998 stock option plan, 25% of which vested after one year and 1/48th of which vest every month thereafter. However, 100% of the option shares will vest if Ms. Liu’s employment is terminated after a change of control of our company. In December 2000, Ms. Liu exercised this option in full; however, the shares that were unvested at the time of exercise are subject to our right of repurchase which lapses in the same manner as the option vests.

In fiscal 2001, we awarded bonuses of an aggregate of $1.7 million payable to our named executive officers for their services in fiscal 2001. We are paying these bonuses over a two year period beginning October 2001 on specified schedules. If a named executive officer who provided services to us in fiscal 2001 is not employed by us on the date of a given bonus payment, we will pay the remaining unpaid amounts of the bonus to that named executive officer on December 15, 2005. Specifically, Dr. Wang is entitled to an aggregate of $529,800, Dr. Deng is entitled to an aggregate of $488,700, Ms. Liu is entitled to an aggregate of $416,500 and Mr. Yelinek is entitled to an aggregate of $293,200.

In fiscal 2002, we awarded bonuses of an aggregate of $58,700 payable to our named executive officers for their services in fiscal 2002. Specifically, Dr. Wang is entitled to an aggregate of $16,200, Dr. Deng is entitled to an aggregate of $17,000, Ms. Liu is entitled to an aggregate of $13,500 and Mr. Yelinek is entitled to an aggregate of $12,000. If a named executive officer who provided services to us in fiscal 2002 is not employed by us on the date of a given bonus payment, we will pay the remaining unpaid amounts of the bonus to that named executive officer on December 15, 2006.

Each of the named executive officers has orally agreed that he or she will not receive his or her base salary in fiscal 2002 and fiscal 2003. However, the payment of the bonuses earned in fiscal 2001 and fiscal year 2002 are not contingent upon these persons receiving no base salaries or upon continued employment.

REPORT OF THE BOARD OF DIRECTORS ON COMPENSATION

Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, this Report of the Board of Directors on Compensation shall not be deemed “filed” with the Commission or “soliciting material” under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

During fiscal 2002, executive compensation matters were approved by the board of directors as a whole. The following is the report of the board of directors with respect to compensation during fiscal 2002.

General Compensation Philosophy

The compensation committee operates under a written charter adopted by the board of directors in August 2001 and amended in January 2003 which is attached hereto as Annex A. The primary objectives of the executive compensation policies of the board of directors include the following:

•	To attract, motivate, and retain a highly qualified executive management team;

•	To link executive compensation to our financial performance as well as to define individual management objectives established by the compensation committee;

•	To compensate competitively with the practices of similarly situated technology companies; and

•	To create management incentives designed to enhance stockholder value.

Nassda competes in an aggressive and dynamic industry and, as a result, the board of directors believes that finding, motivating, and retaining quality employees, particularly senior managers, sales personnel and technical personnel are important factors to Nassda’s future success. The compensation philosophy of the board of directors seeks to align the interests of stockholders and management by tying compensation to Nassda’s financial performance, either directly in the form of salary and bonuses paid in cash or indirectly in the form of stock options and in certain instances restricted stock granted to Nassda’s principal executive officers.

Cash Compensation

Nassda seeks to provide cash compensation to its executive officers, including base salary and bonus, at levels that are commensurate with cash compensation of executives with comparable responsibility at similarly situated technology companies. Annual increases in base salary are determined on an individual basis based on market data and a review of the officer’s performance and contribution to various individual, departmental and corporate objectives. Cash bonuses are intended to provide additional incentives to achieve such objectives.

The salaries and cash bonuses of each of Nassda’s executive officers, other than the chief executive officer, were determined by the board of directors upon the recommendation of the chief executive officer. The chief executive officer’s base salary was determined by the board of directors. Sang S. Wang has served as Nassda’s chief executive officer since April 1999. As Dr. Wang is a substantial stockholder of Nassda, Dr. Wang has orally agreed not to receive his base salary for fiscal 2002 or fiscal 2003 as described in “Executive Compensation—Employment Agreements and Change in Control Agreements” on page 19. He received a bonus of $529,800 for services performed in fiscal 2001, of which we paid $273,900 in fiscal 2002. He received a bonus of $16,200 for services performed in fiscal 2002, none of which was paid during the fiscal year. We expect that when Dr. Wang begins receiving a salary again in fiscal 2004, such salary would be substantially higher than the $154,167 salary he received in fiscal 2001, subject to the then current financial condition and prospects of our company.

In addition to annual salary, cash bonuses for the chief executive officer and the chief financial officer are based on various performance targets established by the board of directors.

Based on a review of public company proxy data and other relevant market data, the board of directors believes that cash compensation paid to Nassda’s executive officers, including the chief executive officer, was generally consistent with amounts paid to officers with similar responsibilities at similarly situated technology companies. We note that competition for qualified management and technical personnel in Nassda’s industry is intense, and we expect such competition to remain intense for the foreseeable future. As a result, in order to insure access to qualified personnel, the board of directors believes that it will continue to be necessary to provide compensation packages, that are at least competitive with, and in certain instances superior to, compensation paid by other similarly situated electronic design automation companies.

Equity-Based Compensation

Nassda provides long term incentives through its 2001 stock option plan. Prior to Nassda’s December 2001 initial public offering, Nassda provided long-term incentives through its 1998 stock option plan. Stock options are periodically granted under the 2001 stock option plan to provide additional incentive to executives and other employees to maximize long-term total return to our stockholders. Stock options are a particularly strong incentive, because they are valuable to employees only if the fair market value of our common stock increases above the exercise price, which is set at the fair market value of our common stock on the date the option is granted. In addition, employees must remain employed with us for a fixed period of time in order for the options to vest fully. Options generally vest over a four year period to encourage option holders to remain employed by us.

Our board of directors did not grant any options to our named executive officers in fiscal 2002. With respect to the size of the options granted to Nassda’s named executive officers in past years, the board of directors considers the executive’s position with Nassda, the executive’s individual performance, the number of options held (if any) and the extent to which those options are vested, and any other factors that the board of directors may deem relevant.

Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code limits the federal income tax deductibility of compensation paid to our chief executive officer and to each of the other four most highly-compensated executive officers. Nassda may deduct such compensation only to the extent that during any fiscal year the compensation paid to such individual does not exceed $1 million or meet certain specified conditions (including stockholder approval). Nassda has adopted a policy that, where reasonably practicable, Nassda will seek to qualify variable compensation paid to its executive officers for an exemption from the deductibility limitations of 162(m).

Respectfully submitted by:
THE BOARD OF DIRECTORS

Bernard Aronson
Yen-Son Huang
An-Chang Deng
Sang S. Wang
Edward C.V. Winn

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, this report of the audit committee of the board of directors shall not be deemed “filed” with the Commission or “soliciting material” under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

The audit committee, which currently consists of Bernard Aronson, Yen-Son Huang and Edward C.V. Winn, evaluates audit performance, manages relations with our independent accountants and evaluates policies and procedures relating to internal accounting functions and controls. The board of directors has adopted a written charter for the audit committee which details the responsibilities of the audit committee and is attached hereto as Annex B. This report relates to the activities undertaken by the audit committee in fulfilling such responsibilities.

On July 30, 2002, the Sarbanes-Oxley Act was signed into law. On October 18, 2002 and November 7, 2002 the committee met with representatives of management, legal counsel and our independent accountants to further understand the provisions of the Sarbanes-Oxley Act. We also reviewed processes that already are in place as well as those that will be implemented to comply with the requirements of the Sarbanes-Oxley Act as they become effective.

The audit committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent accountants. The audit committee oversees our financial reporting process on behalf of the board of directors. Our management has the primary responsibility for the financial statements and reporting process, including our systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2002. This review included a discussion of the quality and the acceptability of our financial reporting and controls, including the clarity of disclosures in the financial statements.

The audit committee also reviewed with our independent accountants, who are responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of our financial reporting and such other matters required to be discussed with the audit committee under generally accepted auditing standards in the United States including Statement on Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Statement No. 1. The audit committee discussed with the independent accountants their independence from management and Nassda, including the matters in their written disclosures required by Independence Standards Board Statement No. 1.

The audit committee further discussed with our independent accountants the overall scope and plans for their audits. The audit committee meets periodically with the independent accountants, with and without management present, to discuss the results of the independent accountants’ examinations and evaluations of our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2002 for filing with the SEC.

Respectfully submitted by:
THE AUDIT COMMITTEE

Bernard Aronson
Yen-Son Huang
Edward C.V. Winn

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms that we have received, or written representations from reporting persons, we believe that during the fiscal year ending September 30, 2002 all executive officers, directors and greater than ten percent stockholders complied with all applicable filing requirements.

RELATED PARTY TRANSACTIONS

We did not enter into any transactions required to be disclosed hereunder during fiscal 2002.

COMPANY PERFORMANCE

Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, the following information relating to the price performance of our common stock shall not be deemed “filed” with the Commission or “soliciting material” under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings

The registration statement covering our initial public offering became effective December 12, 2001, and our common stock began trading on the Nasdaq National Market on December 13, 2001. The following graph shows a comparison, from December 13, 2001 through September 30, 2002, of cumulative total return for our common stock, Standard & Poor’s 500 Index, and the Standard & Poor’s Information Technology Index. Such returns are based on historical results and are not intended to suggest future performance. Data for the Standard & Poor’s 500 Index and the Standard & Poor’s Information Technology Index assume reinvestment of dividends. We have never paid dividends on our common stock and have no present plans to do so.

Assumes $100 invested on December 13, 2001 in our common stock, the Standard & Poor’s 500 Index and the Standard & Poor’s Information Technology Index.

OTHER MATTERS

We know of no other matters to be submitted at the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the board of directors may recommend.

It is important that your shares be represented at the annual meeting, regardless of the number of shares which you hold. You are, therefore, urged to vote by telephone or via the Internet, or mark, sign, date, and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

THE BOARD OF DIRECTORS OF
NASSDA CORPORATION

Dated: January 27, 2003

ANNEX A

CHARTER FOR THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS
OF
NASSDA CORPORATION

PURPOSE:

The Compensation Committee will provide assistance to the Board of Directors (the “Board”) of Nassda Corporation (the “Company”) in discharging the Board’s responsibilities relating to compensation of the Company’s executive officers. The Compensation Committee has overall responsibility for approving and evaluating the executive officer compensation plans, policies and programs.

Nothing contained in this charter is intended to alter or impair the operation of the “business judgment rule” as interpreted by the courts under the Delaware General Corporation Law (the “Delaware Law”). Further, nothing contained in this charter is intended to alter or impair the right of the members of the Committee under the Delaware Law to rely, in discharging their oversight role, on the records of the Company and on other information presented to the Committee, the Board or the Company by its officers or employees or by outside experts. It is acknowledged that all of the areas of oversight listed below may not be relevant to all of the matters and tasks that the Committee may consider and act upon from time to time, and the members of the Committee in their judgment may determine the relevance thereof and the attention such items will receive in any particular context.

MEMBERSHIP:

The Compensation Committee will be appointed by and will serve at the discretion of the Board and will consist of at least two (2) members of the Board of Directors. Members of the Compensation Committee must meet each of the following:

1.	The independence requirements of the listing standards of the Nasdaq Stock Market;

2.	Non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended; and

3.	The outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended.

RESPONSIBILITIES:

The responsibilities of the Compensation Committee shall include:

1.
Annually review and approve for the Chairman, the Chief Executive Officer and President and the executive officers of the Company: (a) the annual base salary, (b) the annual incentive bonus, including the specific goals and amount, (c) equity compensation, (d) employment agreements, severance arrangements and change in control agreements/provisions, and (e) any other benefits, compensation or arrangements.

2.	Make recommendations to the Board with respect to incentive compensation plans.

3.
Act as administrator of the Company’s equity incentive plans. In its administration of the plans, the Compensation Committee may, pursuant to authority delegated by the Board of Directors (i) grant stock options or stock purchase rights to individuals eligible for such grants (including grants to individuals subject to Section 16 of the Securities Exchange Act of 1934 in compliance with Rule 16b-3 promulgated thereunder, and in accordance with procedures and guidelines as may be established by the Board of Directors, and (ii) amend such stock options or stock purchase rights. The

A-1

Compensation Committee shall also make recommendations to the Board of Directors with respect to amendments to the plans and changes in the number of shares reserved for issuance thereunder.

4.	Form and delegate authority to subcommittees when appropriate.

5.	Review and reassess the Compensation Committee’s charter, structure, processes and membership requirements at least annually and submit any recommended changes to the Board for its consideration.

6.	Annually review its own performance.

7.
Retain and terminate any compensation consultant to be used by the Company to assist in the evaluation of Chief Executive Officer or executive officer compensation and shall have sole authority to approve the consultant’s fees and other retention terms.

8.	Obtain advice and assistance from internal or external legal, accounting or other advisors.

In addition to the above responsibilities, the Compensation Committee will undertake such other duties as the Board delegates to it.

MEETINGS:

It is anticipated that the Compensation Committee will meet at least two (2) times each year. However, the Compensation Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

MINUTES:

The Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

The Compensation Committee shall prepare a report (to be included in the Company’s proxy statement) which describes: (a) the criteria on which compensation paid to the Chief Executive Officer and other executive officers for the last completed fiscal year is based; (b) the relationship of such compensation to the Company’s performance; and (c) the Compensation Committee’s executive compensation policies applicable to executive officers.

COMPENSATION:

Members of the Compensation Committee shall receive such fees, if any, for their service as Compensation Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

Members of the Compensation Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

DELEGATION OF AUTHORITY:

The Compensation Committee may delegate to one or more designated members of the Compensation Committee the authority to pre-approve and evaluate the executive officer compensation plans, policies and programs, provided such pre-approval decision is presented to the full Compensation Committee at its scheduled meetings.

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ANNEX B

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF
NASSDA CORPORATION

PURPOSE:

The Audit Committee will provide assistance to the Board of Directors (the “Board”) of Nassda Corporation (the “Company”) in fulfilling the Board’s oversight of the Company’s compliance with legal and regulatory requirements, the Company’s accounting and system of internal controls, the quality and integrity of the Company’s financial reports and the independence, qualification and performance of the Company’s outside auditor and to prepare the report that the rules of the Securities and Exchange Commission (the “SEC”) require be included in the Company’s annual proxy statement.

In the exercise of its oversight, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements fairly present the Company’s financial position and results of operation and are in accordance with generally accepted accounting principles. Instead, such duties remain under the oversight of management and the outside auditor. Nothing contained in this charter is intended to alter or impair the operation of the “business judgment rule” as interpreted by the courts under the Delaware General Corporation Law (the “Delaware Law”). Further, nothing contained in this charter is intended to alter or impair the right of the members of the Committee under the Delaware Law to rely, in discharging their oversight role, on the records of the Company and on other information presented to the Committee, the Board or the Company by its officers or employees or by outside experts such as the outside auditor. It is acknowledged that all of the areas of oversight listed below may not be relevant to all of the matters and tasks that the Committee may consider and act upon from time to time, and the members of the Committee in their judgment may determine the relevance thereof and the attention such items will receive in any particular context.

MEMBERSHIP:

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC):

1.	Each member will be an independent director, as defined in (i) the requirements of the listing standards of the Nasdaq National Market and (ii) the rules of the SEC;

2.	Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements; and

3.
At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

The responsibilities of the Audit Committee shall include:

1.
Reviewing on a continuing basis the adequacy of the Company’s system of internal controls including meeting periodically with the Company’s management and the independent accountants to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent accountants relating to such disclosure;

2.
Appointing, compensating, retaining and overseeing the work of the independent accountants (including resolving disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services;

3.
Pre-approving audit and non-audit services provided to the Company by the independent accountants (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent accountants, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent accountants;

4.
Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent accountants by (i) reviewing the independent accountants’ proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent accountants regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent accountants’ peer review conducted every three years; and (iv) discussing with the Company’s independent accountants the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (v) reviewing reports submitted to the Audit Committee by the independent accountants in accordance with the applicable SEC requirements;

5.	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent accountants;

6.
Reviewing and discussing with management and the independent accountants the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

7.
Directing the Company’s independent accountants to review before filing with the SEC the Company’s interim financial statements included in its Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

8.	Reviewing before release the unaudited quarterly operating results in the Company’s quarterly earnings release;

9.	Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and audit committee members, member qualifications and activities;

10.	Reviewing management’s monitoring of compliance with the Company’s standards of business conduct and with the Foreign Corrupt Practices Act;

11.	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

12.	Providing oversight and review at least annually of the Company’s risk management policies, including its investment policies;

13.	Reviewing the Company’s compliance with employee benefit plans;

14.	Overseeing and reviewing the Company’s policies regarding information technology and management information systems;

15.	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

16.	As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors;

17.	Reviewing and approving in advance any proposed related party transactions;

18.	Reviewing its own charter, structure, processes and membership requirements;

19.	Providing a report in the Company’s proxy statement in accordance with the rules and regulations of the SEC; and

20.
Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it.

MEETINGS:

The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule which it will provide to the Board of Directors in advance.

The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent accountants of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Audit Committee under this charter.

MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

In addition to preparing the report of the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Committee’s charter.

COMPENSATION:

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

AUTHORITY:

The Audit Committee shall have the resources and authority to engage independent counsel and other advisors, as necessary, to carry out its duties.

DELEGATION OF AUTHORITY:

The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

NASSDA CORPORATION
2001 STOCK OPTION PLAN

1.    Purposes of the Plan.    The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

2.    Definitions.    As used herein, the following definitions shall apply:

(a)  “Administrator” means the Board or any of its Committees appointed in accordance with Section 4 hereof.

(b)  “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

(c)  “Board” means the Board of Directors of the Company.

(d)  “Code” means the Internal Revenue Code of 1986, as amended.

(e)  “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

(f)  “Common Stock” means the Common Stock of the Company.

(g)  “Company” means NASSDA Corporation, a Delaware corporation.

(h)  “Consultant” means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity and who is compensated for such services, including a Director.

(i)  “Director” means a member of the Board of Directors of the Company.

(j)  “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(k)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l)  “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)    If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

(iii)    In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(m)  “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(n)  “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(o)  “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(p)  “Option” means a stock option granted pursuant to the Plan.

(q)  “Option Agreement” means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(r)  “Option Exchange Program” means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

(s)  “Optioned Stock” means the Common Stock subject to an Option.

(t)  “Optionee” means the holder of an outstanding Option granted under the Plan.

(u)  “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(v)  “Plan” means this 2001 Stock Option Plan.

(w)  “Service Provider” means an Employee, Director or Consultant.

(x)  “Share” means a share of the Common Stock, as adjusted in accordance with Section 12 below.

(y)  “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.    Stock Subject to the Plan.    Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares (as adjusted for the August 2001 four-for-three stock split) which may be subject to option and sold under the Plan is 3,999,999 Shares (post-split), together with an annual increase in the number of shares of Common Stock reserved for issuance hereunder on the first day of the Company’s fiscal year, beginning with October 1, 2002, equal to the lesser of (i) 3,999,999 Shares (post-split), (ii) six percent (6%) of the outstanding Shares of the Company as of the last day of the prior fiscal year or (iii) such amount as determined by the Board of Directors. The Shares may be authorized but unissued, or reacquired Common Stock.

If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

4.    Administration of the Plan.

(a)  Procedure.

(i)    Multiple Administrative Bodies.    The Plan may be administered by different Committees with respect to different groups of Employees and Consultants.

(ii)    Section 162(m).    To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)    Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)    Other Administration.    Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which Committee shall be constituted to satisfy Applicable Laws.

(b)  Powers of the Administrator.    Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i)    to determine the Fair Market Value;

(ii)    to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

(iii)    to determine the number of Shares to be covered by each such award granted hereunder;

(iv)    to approve forms of agreement for use under the Plan;

(v)    to determine the terms and conditions, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)    to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

(vii)    to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

(viii)    to initiate an Option Exchange Program;

(ix)    to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(x)    to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

(xi)    to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

(xii)    to make all other determinations deemed necessary or advisable for administering the Plan.

(c)  Effect of Administrator’s Decision.    All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

5.    Eligibility.

(a)  Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

(b)  Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(c)  Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship at any time, with or without cause.

(d)  Upon the Company, or a successor corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act, or upon the Plan being assumed by a corporation having a class of common equity securities required to be registered under Section 12 of the Exchange Act, the following limitations shall apply to grants to options to Service Providers:

(i)    No Employee shall be granted in any fiscal year, Options to purchase more than 3,999,999 Shares (post-split).

(ii)    In connection with his or her initial employment, and Employee may be granted Options to purchase up to an additional 2,000,000 Shares (post-split) which shall not count against the amount set forth in subsection (i) above.

(iii)    The foregoing limitations shall be adjusted appropriately in connection with any change in the Company’s capitalization as described in Section 11.

(iv)    If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the cancelled Option will be counted against the limits set forth in subsections (i)and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

6.    Term of Plan.    The Plan shall become effective upon its adoption by the Board; provided, however, the Plan shall not become effective until the effective date of the Company’s initial public offering pursuant to a registration statement filed with the Securities and Exchange Commission. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

7.    Term of Option.    The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

8.    Option Exercise Price and Consideration.

(a)  The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(i)    In the case of an Incentive Stock Option

(1)    granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(2)    granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)    In the case of a Nonstatutory Stock Option granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

(iii)    Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

(b)  The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (6) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, (7) any combination of the foregoing methods of payment, or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

9.    Exercise of Option.

(a)  Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)  Termination of Relationship as a Service Provider.    If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c)  Disability of Optionee.    If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If such disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the day three months and one day following such termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d)  Death of Optionee.    If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee’s estate or, if none, by the person(s) entitled to exercise the Option under the Optionee’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e)  Buyout Provisions.    The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

10.    Non-Transferability of Options.    Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11.    Adjustments Upon Changes in Capitalization, Merger or Asset Sale.

(a)  Changes in Capitalization.    Subject to any required action by the Stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

(b)  Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

(c)  Merger or Asset Sale.    In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

12.    Time of Granting Options and Stock Purchase Rights.    The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

13.    Amendment and Termination of the Plan.

(a)  Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan.

(b)  Stockholder Approval.    The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)  Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

14.    Conditions Upon Issuance of Shares.

(a)  Legal Compliance.    Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)  Investment Representations.    As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

15.    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16.    Reservation of Shares.    The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

17.    Stockholder Approval.    The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

APPENDIX A

NASSDA CORPORATION

TO 2001 STOCK OPTION PLAN

Rules for French Option Grants

The following rules shall apply in the case of Option grants to French residents.

1.  Definitions.  As used herein, the following definitions shall apply:

(a)  “Applicable Laws” means the legal requirements relating to the administration of stock option plans under French corporate, securities, and tax laws and regulations.

(b)  “Disability” means total and permanent disability, as defined under Applicable Laws.

(c)  “Employee” means any person employed (within the meaning of French labor laws) by the Company or any Parent or Subsidiary of the Company, (i) who does not own more than 10% of the voting power of all classes of stock of the Company, or any Parent or Subsidiary of the Company, and (ii) who is a resident of the Republic of France for tax purposes or who performs his or her duties in France and is subject to French income tax on his or her remuneration.

(d)  “Fair Market Value” means, as of any date, the dollar value of Common Stock determined as follows:

(i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the Nasdaq Stock Market, its Fair Market Value shall be the average quotation price for the last 20 days preceding the date of determination for such stock (or the average closing bid for such 20 day period, if no sales were reported) as quoted on such exchange or system and reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)    If the Common Stock is quoted on the Nasdaq Stock market (but not on the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last 20 days preceding the date of determination; or

(iii)    In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator, in accordance with Applicable Laws and accounting standards.

(e)  “Parent” means a parent corporation of the Company as defined under Section 2(u) of the Plan, which is also a parent company within the meaning of Section L. 225-180 of the French commercial code.

(f)  “Subsidiary” means a subsidiary corporation of the Company as defined under Section 2(y) of the Plan, which is also a subsidiary company within the meaning of Section L. 225-180 of the French commercial code.

2.  Eligibility.  Options granted pursuant to this Appendix A may be granted only to Employees; provided, however, that the Président Directeur du conseil d’administration, the Général, the Directeur général, the Gérant of a company with capital divided by shares and the administrateurs who are also Employees of a Subsidiary may be granted Options hereunder.

3.  Limitations.  Neither the Plan nor any Option Agreement shall confer upon any Optionee any right with respect to continuing the Optionee’s employment relationship with the Company.

4.  Stock Subject to the Plan.  The total number of Options outstanding which may be exercised for newly issued Shares of Common Stock may at no time exceed that number equal to one-third of the Company’s voting stock, whether preferred stock of the Company or Common Stock. If any Optioned Stock is to consist of reacquired Shares, such Optioned Stock must be purchased by the Company prior to the date of the grant of the corresponding new Option and must be reserved and set aside for such purposes. In addition, the new Option must be granted within one (1) year of the acquisition of the Shares underlying such new Option.

5.  Term of Plan.  Options may be granted under this Appendix A from the date of the adoption of the Plan by the Board. It shall continue in effect until the earlier of (i) the termination of the Plan or (ii) the date five (5) years from the date of its adoption or the maximum length of time permitted for favorable tax and social security treatment under Applicable Laws, unless terminated earlier under Section 13 of the Plan.

6.  Option Price.  The Option price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator upon the date of grant of the Option and stated in the Option Agreement, but in no event shall be lower than one hundred percent (100%) of the Fair Market Value on the date the Option is granted. The Option Price cannot be modified while the Option is outstanding, except as required by Applicable Laws.

7.  Exercise of Option; Restriction on Sale.

(a)  Options granted hereunder may be not be exercised within one (1) year of the date the Option is granted (the “Initial Exercise Date”) whether or not the Option has vested prior to such time; provided, however, that the Initial Exercise Date shall be automatically adjusted to conform with any changes under Applicable Laws so that the length of time from the date of grant to the Initial Exercise Date when added to the length of time in which shares may not be disposed of after the Initial Exercise Date as provided in Section 7(b) below, will allow for favorable tax and social security treatment under Applicable Laws as determined by the Administrator. Thereafter, Options may be exercised to the extent they have vested. Options granted hereunder shall vest as determined by the Administrator.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised together with any applicable withholding taxes. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if required by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry in an individual and nominative account on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the shares are issued, except as provided in Section 8 of this Appendix A to the Plan.

(b)  The Shares subject to this Option may not be transferred, assigned or hypothecated in any manner otherwise than by will or by the laws of descent or distribution before the date three (3) years from the Initial Exercise Date, except for any events provided for in Article 91 ter of Annex II to the French tax code; provided, however, that the duration of this restriction on sale may be adjusted to conform with any changes to the holding period required for favorable tax and social security treatment under Applicable Laws as determined by the Administrator and to the extent permitted under Applicable Laws.

(c)  Termination of Employment Relationship.  In the event that an Optionee’s status as an Employee terminates (other than upon the Optionee’s death or Disability), the Optionee may exercise his or her Option, within such period of time as specified in the Option Agreement to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).

In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, after termination, the Optionee does not exercise the vested portion of his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d)  Disability of Optionee.  In the event that an Optionee’s status as an Employee terminates as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as specified in the Option Agreement to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a time specified in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, at the date of termination, the Optionee has not vested as to his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise the vested portion of his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e)  Death of Optionee.  In the event of the death of an Optionee while an Employee, the Option may be exercised at any time within six (6) months following the date of death by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Option had vested at the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the time of death, the Optionee had not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the vested portion of Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall immediately revert to the Plan.

8.  Changes in Capitalization.  If any adjustment provided for in Section 12(a) of the Plan to the exercise price and the number of shares of Common Stock covered by outstanding Options would violate Applicable Laws in such a way to jeopardize the favorable tax and social security treatment of this Plan together with this Appendix A and the Options granted thereunder, then no such adjustment shall be made prior to the exercise of any such outstanding Option.

9.  Information Statements to Optionees.  The Company or its French Parent or Subsidiary, as required under Applicable Laws, shall provide to each Optionee, with copies to the appropriate governmental entities, such statements of information as required by the Applicable Laws.

10.  Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Any favorable amendments or alteration are automatically deemed to be approved by Optionee. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

11.  Information to Shareholders.  The French Parent or Subsidiary of the Company, as required under Applicable Laws, shall provide its shareholders with an annual report with respect to Options granted and/or exercised by its Employees in the financial year.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

NASSDA CORPORATION

2003 ANNUAL MEETING OF STOCKHOLDERS

By signing below, you, as a stockholder of Nassda Corporation, hereby appoint Sang S. Wang, An-Chang Deng and Tammy S. Liu or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on your behalf and in your name, to represent you at Nassda’s 2003 Annual Meeting of Stockholders to be held on Tuesday, February 25, 2003, and at any adjournment(s) or postponement(s) thereof, and to vote all of your shares of Common Stock on all matters to be considered at the meeting which you would be entitled to vote if personally present. The meeting will begin at 10:00 a.m. at Nassda’s executive offices located at 2650 San Tomas Expressway, Santa Clara, California.

THIS PROXY WILL BE VOTED IN THE MANNER YOU DIRECT OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED “FOR”: (1) THE LISTED NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS, (2) THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS FOR THE 2003 FISCAL YEAR AND (3) THE APPROVAL OF THE OPTION GRANT LIMITATIONS CONTAINED IN THE 2001 STOCK OPTION PLAN FOR PURPOSES OF SECTION 162(m) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED; AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING (OR ANY ADJOURNMENTS THEREOF) OR MAY OTHERWISE BE ALLOWED TO BE CONSIDERED AT THE MEETING.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

NASSDA CORPORATION

C/O EQUISERVE TRUST COMPANY N.A.
P.O. Box 8694
Edison NJ 06818-3694

Voter Control Number

Your vote is important. Please vote immediately.

Vote by Internet	OR	Vote-by-Telephone
1. Log on to the Internet and go to http://www.eproxyvote.com/nsda 2. Enter your Voter Control Number listed above and follow the easy steps outlined on the secured website.		1. Call toll-free 1-877-PRX-VOTE(1-877-779-8683) 2. Enter your Voter Control Number listed above and follow the easy recorded instructions.

If you vote over the Internet or by telephone,
please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 & 3.		2. RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS: Proposal to ratify the appointment of Deloitte & Touche LLP as Nassda’s independent accountants for the fiscal year ending September 30, 2003	FOR ☐	AGAINST ☐	ABSTAIN ☐
1. ELECTION OF DIRECTORS. Nominees: (01) Yen-Son Huang, (02) Sang S. Wang
☐ FOR ALL NOMINEES	☐ WITHHOLD FROM ALL NOMINEES
3.     APPROVAL OF OPTION GRANT
        LIMITATIONS FOR PURPOSES OF
        SECTION 162(m) OF THE INTERNAL
        REVENUE CODE OF 1986, AS AMENDED:
        Proposal to approve the option grant
        limitations contained in the 2001 Stock Option
        Plan for purposes of Section 162(m) of the
        Internal Revenue Code of 1986, as amended
			FOR ☐	AGAINST ☐	ABSTAIN ☐
☐
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided above).		MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

After you have marked and dated this proxy, please sign exactly as your name appears on this card and return this card promptly in the enclosed envelope. If the shares being voted are registered in the names of two or more persons, whether as joint tenants, as community property or otherwise, both or all of such persons should sign. If you are signing as attorney, executor, administrator, trustee or guardian or if you are signing in another fiduciary capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in partnership name by authorized person.

Signature:	Date:	Signature:	Date: